                                                                    Exhibit 99.2

                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ENACTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

              In connection with the Quarterly Report of County Bank Corp on form 10-K for the period ending December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I Joseph H. Black, Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

                  (3)      The Report fully complies with the requirements of
                           section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                  (4) The Information contained in the Report fairly presents in all material respects, the financial condition and results of operations of the Company.

              /s/ Joseph H. Black
              -------------------
              Joseph H. Black
              Chief Financial Officer
              March 25, 2003


              I, Susanne Dickey, Assistant Financial Officer of the Company, concur with the above statement.

              /s/Susanne R. Dickey
              Susanne R. Dickey
              Assistant Financial Officer
              March 25, 2003